Exhibit 1.1

WELLTOWER INC.

$2,500,000,000

Shares of Common Stock

(par value $1.00 per share)

AMENDED AND RESTATED EQUITY DISTRIBUTION AGREEMENT

July 30, 2021

To the Forward Purchasers, Forward Sellers and Sales Agents listed on Annex I

Ladies and Gentlemen:

This Amended and Restated Equity Distribution Agreement (this “Agreement”), dated July 30, 2021, is by and between Welltower Inc., a Delaware corporation (the “Company”), Bank of America, N.A., Bank of Montreal, The Bank of New York Mellon, Barclays Bank PLC, BNP Paribas, Citibank, N.A., Crédit Agricole Corporate and Investment Bank, Deutsche Bank AG, London Branch, Goldman Sachs & Co. LLC, Jefferies LLC, JPMorgan Chase Bank, National Association, KeyBanc Capital Markets Inc., Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, MUFG Securities EMEA plc, Royal Bank of Canada, The Bank of Nova Scotia, The Toronto-Dominion Bank, Truist Bank, and Wells Fargo Bank, National Association (each in its capacity as purchaser under any Forward Contract (as defined below), each a “Forward Purchaser,” and, collectively the “Forward Purchasers”) and Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, BOK Financial Securities, Inc., Barclays Capital Inc., Capital One Securities, Inc., Citigroup Global Markets Inc., Comerica Securities, Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, Hancock Whitney Investment Services, Inc., Jefferies LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Loop Capital Markets LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC, Regions Securities LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., Stifel, Nicolaus & Company, Incorporated, Synovus Securities, Inc., TD Securities (USA) LLC, Truist Securities, Inc., and Wells Fargo Securities, LLC (each in its capacity as agent for the Company in connection with the offer and sale of any Issuance Shares (as defined below) hereunder, each a “Sales Agent,” collectively, the “Sales Agents,” and each in its capacity as agent for the related Forward Purchaser in connection with the offer and sale of any Forward Hedge Shares (as defined below) hereunder, a “Forward Seller,” and, collectively the “Forward Sellers”).

This Agreement amends and restates in its entirety the Equity Distribution Agreement, dated May 4, 2021, by and between the Company and the Forward Purchasers, Forward Sellers and Sales Agents named therein (the “Original Agreement”) and subsequently terminated with respect to Raymond James & Associates, Inc. in its capacity as both sales agent and forward purchaser, UBS AG, London Branch and UBS Securities LLC on July 30, 2021.

SECTION 1.    Description of Securities

(a)    The Company proposes that shares of common stock, par value $1.00 per share (the “Common Stock”) with an aggregate Sales Price (as defined below) of up to $2,500,000,000 (the “Maximum Amount”) be offered and sold in the manner contemplated by this Agreement and upon the terms and subject to the conditions contained herein. For the avoidance of doubt, sales of Common Stock pursuant to the Original Agreement shall not be counted against the Maximum Amount, so that Common Stock with an aggregate Sales Price of up to $2,500,000,000 may be sold from the date hereof pursuant to this Agreement.

(b)    Each Sales Agent has been appointed by the Company as its agent to sell the Issuance Shares and agrees to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares offered by the Company upon the terms and subject to the conditions contained herein.

(c)    Each Forward Seller has been appointed by the Company and the related Forward Purchaser as its agent to sell the Forward Hedge Shares and agrees with the Company and such Forward Purchaser to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares to be borrowed by such Forward Purchaser (or its affiliate) and offered by the Company upon the terms and subject to the conditions contained herein and in the related Master Forward Confirmation (as defined below) . For the avoidance of doubt, unless the context requires otherwise, references herein to the “relevant, ”“applicable” or “related” Forward Purchaser mean, with respect to any Forward Seller the affiliate of such Forward Seller that is acting as a Forward Purchaser or, if applicable, such Forward Seller acting as a Forward Purchaser.

(d)    The shares of Common Stock to be sold pursuant to this Agreement shall have an aggregate Sales Price of up to the Maximum Amount.

For purposes of this Agreement, capitalized terms used herein and not otherwise defined shall have the following respective meanings:

“Act” has the meaning set forth in Section 2(a).

“Actual Sold Forward Amount” means, for any Forward Hedge Selling Period for any Forward, the specified, fixed number of Forward Hedge Shares instructed to be sold by the applicable Forward Seller during such Forward Hedge Selling Period in connection with establishing its commercially reasonable hedge position in a commercially reasonable manner; provided, however, that if (x) such Forward Seller, in its commercially reasonable judgment, is unable, after using commercially reasonable efforts, to borrow and deliver for sale the full number of Forward Hedge Shares to be borrowed and sold pursuant to this Agreement for a Forward Hedge Selling Period, or (y) in Forward Seller’s commercially reasonable judgment, it would incur a stock loan cost of more than a rate equal to the Maximum Stock Loan Rate for such Transaction (as such terms are defined in the corresponding Master Forward Confirmation) with respect to all or any portion of such full number of Shares, the relevant Actual Sold Forward Amount shall be reduced to the number of Shares such Forward Seller is so able to borrow in connection with establishing its commercially reasonable hedge position of such Transaction at a cost of not more than a rate equal to the Maximum Stock Loan Rate for such Transaction (as such terms are defined in the corresponding Master Forward Confirmation).

“Actual Sold Issuance Amount” means, for any Issuance Selling Period for any Issuance, the number of Issuance Shares that a Sales Agent has sold during such Issuance Selling Period.

“Affiliate” of a person means another person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such first-mentioned person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Basic Prospectus” has the meaning set forth in Section 2(a).

“Capped Number” with respect to any Forward Contract has the meaning set forth in such Forward Contract.

“Certificate Date” has the meaning set forth in Section 6(e).

“Claim” has the meaning set forth in Section 17.

“Closing” has the meaning set forth in Section 3(b).

“Closing Date” means the date on which the Closing occurs.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commission” has the meaning set forth in Section 2(a).

“Commitment Period” means the period commencing on the date of this Agreement and expiring on the earlier to occur of (x) the date on which the Sales Agents and the Forward Sellers in the aggregate shall have sold the Maximum Amount pursuant to this Agreement or (y) the date this Agreement is terminated pursuant to Section 9.

“Common Stock” has the meaning set forth in the introductory paragraph of this Agreement.

“Company” has the meaning set forth in the introductory paragraph of this Agreement.

“Company Counsel” has the meaning set forth in set forth in Section 3(b)(iii).

“Confirmation Shares” means any shares of Common Stock to be issued, sold and/or delivered by the Company to a Forward Purchaser in settlement of all or any portion of the Company’s obligations under any Forward Contract.

“Corporate Records” has the meaning set forth in Section 2(ff).

“DWAC” has the meaning set forth in Section 3(d)(i).

“Exchange Act” has the meaning set forth in Section 2(a).

“FCPA” has the meaning set forth in Section 2(gg).

“FINRA” has the meaning set forth in Section 2(r).

“Floor Price” means the minimum price per share set by the Company in the Transaction Notice below which a Sales Agent (in the case of an Issuance) or a Forward Seller (in the case of a Forward) shall not sell Issuance Shares or Forward Hedge Shares, as the case may be, during the relevant Selling Period, which may be adjusted by the Company at any time during the Selling Period and which in no event shall be less than $1.00.

“Forward” means the transaction resulting from each occasion on which the Company elects to exercise its right to deliver a Transaction Notice specifying that it relates to a “Forward” and requiring a Forward Seller to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares as specified in such Transaction Notice, subject to the terms and conditions of this Agreement.

“Forward Contract” means, for each Forward, the contract evidencing such Forward between the Company and the relevant Forward Purchaser, which shall be comprised of the relevant Master Forward Confirmation and the related “Supplemental Confirmation” (as defined in the Master Forward Confirmation) for such Forward.

“Forward Date” means any Trading Day during the Commitment Period that a Transaction Notice specifying that it relates to a “Forward” is deemed delivered pursuant to Section 3(c)(2) hereof.

“Forward Hedge Amount” means the aggregate Sales Price of the Forward Hedge Shares to be sold by a Forward Seller with respect to any Forward as specified in the Transaction Notice for such Forward, which may not exceed $100,000,000 without the prior written consent of the relevant Forward Seller, which consent may be withheld in the Forward Seller’s sole discretion.

“Forward Hedge Price” means, for any Forward Contract, the product of (x) an amount equal to one (1) minus the Forward Hedge Selling Commission Rate for such Forward Contract; and (y) the “Volume-Weighted Hedge Price” (as defined in the Master Forward Confirmation) for such Forward Contract.

“Forward Hedge Selling Commission” means, for any Forward Contract, the product of (x) the Forward Hedge Selling Commission Rate for such Forward Contract and (y) the “Volume-Weighted Hedge Price” (as defined in the applicable Master Forward Confirmation) for such Forward Contract.

“Forward Hedge Selling Commission Rate” means, for any Forward Contract, a rate mutually agreed to between the Company and a Forward Seller, as provided for in Schedule C.

“Forward Hedge Selling Period” means the period of one to 20 consecutive Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable

Transaction Notice specifying that it relates to a “Forward”) following the Trading Day on which such Transaction Notice is delivered or deemed to be delivered pursuant to Section 3(c)(2) hereof; provided that if, prior to the scheduled end of any Forward Hedge Selling Period (a) any event occurs that would permit the applicable Forward Purchaser to designate a “Scheduled Trading Day” as an “Early Valuation Date” (as each such term is defined in the Master Forward Confirmation) under, and pursuant to the provisions opposite the caption “Early Valuation” in Section 2 of, the applicable Master Forward Confirmation or (b) a “Bankruptcy Termination Event” (as such term is defined in the Master Forward Confirmation) occurs, then the Forward Hedge Selling Period shall immediately terminate as of the first such occurrence.

“Forward Hedge Settlement Date” means the second (2nd) Trading Day immediately following the sale of any Forward Hedge Shares pursuant to this Agreement.

“Forward Hedge Shares” means all Common Stock borrowed by a Forward Purchaser (or its affiliate) and offered and sold by a Forward Seller in connection with any Forward that has occurred or may occur in accordance with the terms and conditions of this Agreement and the relevant Master Forward Confirmation.

“Forward Purchaser” has the meaning set forth in the introductory paragraph of this Agreement.

“Forward Seller” has the meaning set forth in the introductory paragraph of this Agreement.

“Incorporated Documents” has the meaning set forth in Section 2(a).

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

“Issuance” means each occasion the Company elects to exercise its right to deliver a Transaction Notice that does not involve a Forward and that specifies that it relates to an “Issuance” and requires a Sales Agent to use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Issuance Shares as specified in such Transaction Notice, subject to the terms and conditions of this Agreement.

“Issuance Amount” means the aggregate Sales Price of the Issuance Shares to be sold by a Sales Agent with respect to any Issuance as specified in the Transaction Notice for such Issuance, which may not exceed in the aggregate the lesser of the Maximum Amount and the aggregate dollar value of shares of Common Stock that may be offered and sold under the currently effective Registration Statement.

“Issuance Date” means any Trading Day during the Commitment Period that a Transaction Notice specifying that it relates to an “Issuance” is delivered or deemed delivered pursuant to Section 3(c)(2) hereof.

“Issuance Price” means the Sales Price less the Issuance Selling Commission.

“Issuance Selling Commission” means a mutually agreed rate, as provided for in Schedule B.

“Issuance Selling Period” means the period of one to 20 consecutive Trading Days (as determined by the Company in the Company’s sole discretion and specified in the applicable Transaction Notice specifying that it relates to an “Issuance”) following the Trading Day on which a Transaction Notice specifying that it relates to an “Issuance” is delivered or deemed to be delivered pursuant to Section 3(c)(2) hereof.

“Issuance Settlement Date” means, unless the Company and a Sales Agent shall otherwise agree, the second (2nd) business day following each Trading Day during the applicable Issuance Selling Period, when the Company shall deliver to such Sales Agent the amount of Issuance Shares sold on such Trading Day and such Sales Agent shall deliver to the Company the Issuance Price received on such sales.

“Issuance Shares” means all shares of Common Stock issued or issuable pursuant to an Issuance that has occurred or may occur in accordance with the terms and conditions of this Agreement.

“Master Forward Confirmation” means each master forward confirmation for issuer share forward sale transactions (as discussed therein), dated as of May 4, 2021 or, in the case of the master forward sale confirmation to which BNP Paribas is a party, the date hereof, by and between the Company and a Forward Purchaser, including all provisions incorporated by reference therein.

“Material Adverse Effect” has the meaning set forth in Section 2(e).

“Maximum Amount” has the meaning set forth in Section 1(a).

“Money Laundering Laws” has the meaning set forth in Section 2(hh).

“NYSE” has the meaning set forth in Section 2(e).

“OFAC” has the meaning set forth in Section 2(ii).

“PCAOB” has the meaning set forth in Section 2(u).

“Permitted Free Writing Prospectus” has the meaning set forth in Section 2(a).

“Proceeding” has the meaning set forth in Section 7(a).

“Prospectus” has the meaning set forth in Section 2(a).

“Prospectus Supplement” has the meaning set forth in Section 2(a).

“Registration Statement” has the meaning set forth in Section 2(a).

“Remaining Number of Shares” has the meaning set forth in Section 4(r).

“Renewal Deadline” has the meaning set forth in Section 4(h).

“Representation Date” has the meaning set forth in Section 4(r).

“Rules and Regulations” has the meaning set forth in Section 2(a).

“Sales Agent” has the meaning set forth in the introductory paragraph of this Agreement.

“Sales Price” means, for each Forward or each Issuance hereunder, the actual sale execution price of each Forward Hedge Share or Issuance Share, as the case may be, sold by a Sales Agent or a Forward Seller (assuming the Forward Seller sold such Forward Hedge Shares in a commercially reasonable manner that reflects prevailing market price) on the NYSE hereunder in the case of ordinary brokers’ transactions, or as otherwise agreed by the relevant parties in other methods of sale (which in any event in the case of a Forward shall reflect prevailing market price of such Forward Hedge Shares).

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Period” means any Forward Hedge Selling Period or any Issuance Selling Period.

“Settlement Date” means, unless the Company, a Sales Agent, a Forward Purchaser and/or a Forward Seller, as applicable, shall otherwise agree, any Forward Hedge Settlement Date or any Issuance Settlement Date, as applicable.

“Shares” means Issuance Shares and Forward Hedge Shares, as applicable.

“Significant Subsidiary” has the meaning set forth in Section 2(f).

“Suspension Period” has the meaning set forth in Section 4(r).

“Time of Sale” has the meaning set forth in Section 2(b).

“Trading Day” means any day which is a trading day on the New York Stock Exchange, other than a day on which trading is scheduled to close prior to its regular weekday closing time.

“Transaction” means any Issuance or any Forward.

“Transaction Date” means any Issuance Date or any Forward Date.

“Transaction Notice” means a written notice to a Sales Agent or a Forward Seller delivered in accordance with this Agreement in the form attached hereto as Exhibit A.

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company, the Sales Agents and the Forward Sellers agree that the Company may from time to time seek to sell Shares through a designated Sales Agent, acting as sales agent (the “Designated Sales Agent”), through a designated Forward Seller, acting as forward seller (the “Designated Forward Seller” ) for the related Forward Purchaser (the “Designated Forward Purchaser”) or directly to any of the Sales Agents acting as principal, or to any of the Forward Sellers acting as principal, as follows:

SECTION 2.    Representations and Warranties of the Company. The Company represents and warrants to and agrees with each Sales Agent, each Forward Seller and each Forward Purchaser that:

(a)    An “automatic shelf registration statement” (the “registration statement”) as defined in Rule 405 under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), on Form S-3 (File No. 333-255766) in

respect of the Shares, including a form of prospectus, has been prepared and filed by the Company not earlier than three years prior to the date hereof, in conformity with the requirements of the Act, and the Rules and Regulations of the Securities and Exchange Commission (the “Commission”) thereunder (the “Rules and Regulations”). The registration statement contains certain information concerning the offer and sale of the Common Stock, including the Shares, and contains additional information concerning the Company and its business; the Commission has not issued an order preventing or suspending the use of any Basic Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Sales Agents and the Forward Sellers, as well as any new registration statement, post-effective amendment or new automatic shelf registration statement as may have been filed pursuant to Sections 4(g) and (h) of this Agreement, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Sales Agents and the Forward Sellers, and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date of this Agreement (or such earlier time as may be required under the Act), in the form furnished by the Company to the Sales Agents and the Forward Sellers in connection with the offering of the Shares, as well as any new prospectus supplement or amendment thereto as may have been filed by the Company to supplement a new registration statement filed pursuant to Sections 4(g) or 4(h) of this Agreement, in the form furnished by the Company to the Sales Agents and the Forward Sellers in connection with the offering of the Shares (as provided in Section 4(d) of this Agreement), and such other prospectus supplements or amendments thereto relating to the Shares as may have been filed with the Commission by the Company with the consent of such Sales Agents and such Forward Sellers. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectus,” as used herein, means the documents listed on Schedule A attached hereto. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of such Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

(b)    The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each deemed effective date with respect to the Sales Agents and the Forward Sellers pursuant to Rule 430(B)(f)(2) of the Act, at each Settlement Date, and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act, and the Registration Statement did not and will not, at or during such periods, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the conditions to the use of Form S-3 in connection with the offer and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offer and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Basic Prospectus complied or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of the Basic Prospectus and the date the Basic Prospectus was filed with the Commission and ends on each Settlement Date did or will the Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and at no time during such period did or will the Basic Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each of the Prospectus Supplement and the Prospectus will comply, as of the date that it is filed with the

Commission, the date of the Prospectus Supplement, each Time of Sale, each Settlement Date, and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (in the case of the Prospectus, including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the earlier of the date of the Prospectus Supplement and the date the Prospectus Supplement is filed with the Commission and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus Supplement or the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at each Settlement Date did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Sales Agents or the Forward Sellers and furnished in writing by or on behalf of such Sales Agents or such Forward Sellers expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)    (i) At the time of filing of the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Act and (iv) at the date hereof, the Company is a “well-known seasoned issuer” as defined in Rule 405 under the Act. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Act objecting to the use of the automatic shelf registration form.

(d)    Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Basic Prospectus, and the Permitted Free Writing Prospectuses, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rule 163 or with Rules 164 and 433 under the Act; assuming that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by the Sales Agents or Forward Sellers, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; none of the Company, the Sales Agents or the Forward Sellers are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company.

(e)    The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would (a) have a materially adverse effect upon the business of the Company and its subsidiaries, taken as a whole, (b) result in the delisting of shares of Common Stock from the New York Stock Exchange (the “NYSE”) or (c) prevent or materially interfere with the consummation of the transactions contemplated by this Agreement (each of (a), (b) and (c) above, a “Material Adverse Effect”).

(f)    Each subsidiary of the Company which is a significant subsidiary meeting the requirement of Rule 1-02 of Regulation S-X (each, a “Significant Subsidiary”) has been duly organized and is validly existing as a corporation, limited liability company or limited partnership, as the case may be, in good standing under the laws of the jurisdiction of its organization, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; each subsidiary of the Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, and in which the failure to qualify would result in a Material Adverse Effect.

(g)    The information contained in the line items “Preferred Stock” and “Common Stock” set forth in the consolidated balance sheet as of December 31, 2020 or as of the Company’s then most recently completed quarter or fiscal year, contained in the Company’s quarterly reports on Form 10-Q or the Company’s annual report on Form 10-K, as applicable, sets forth the authorized, issued and outstanding capital stock of the Company at the indicated date, and there has been no material change in such information since December 31, 2020 or the Company’s then most recently completed quarter or fiscal year; all of the issued shares of capital stock of the Company and its subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable; the shares of Common Stock of the Company are duly listed on the NYSE; the Shares and the Confirmation Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive or similar rights of stockholders exist with respect to any of the Shares or the Confirmation Shares or the issue and sale thereof.

(h)    The shares of authorized capital stock of the Company, including the Shares, conform in all material respects with the statements concerning them in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(i)    The Company has full corporate power and authority to enter into this Agreement, each Master Forward Confirmation and each “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation. Each of this Agreement and each Master Forward Confirmation has been, at the time of execution and delivery thereof, duly authorized, executed and delivered by the Company, and any “Supplemental Confirmation” executed in connection with each Master Forward Confirmation, at the time of execution and delivery thereof, will have been duly authorized, executed and delivered by the Company. Each of this Agreement and each Master Forward Confirmation constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with its terms, except as the enforceability hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. Each “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation, at the time of execution and delivery thereof, will constitute a valid and binding agreement of the Company and will be enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and similar laws affecting creditors’ rights generally and moratorium laws in effect from time to time and by equitable principles restricting the availability of equitable remedies. The Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement.

(j)    The Capped Number of Shares of Common Stock deliverable to the Designated Forward Purchaser pursuant to the related Master Forward Confirmation, whether pursuant to Physical Settlement, Net Share Settlement, as a result of an Early Valuation (as such terms are defined in such Master Forward Confirmation) or otherwise, has been duly authorized and reserved for issuance and, when any such shares of Common

Stock are issued and delivered by the Company to the Designated Forward Purchaser pursuant to such Master Forward Confirmation against payment of any consideration required to be paid by the Designated Forward Purchaser (including, for the avoidance of doubt, any Net Share Settlement thereunder) pursuant to the terms of the related Master Forward Confirmation such shares of Common Stock will be validly issued, fully paid and non-assessable, and the issuance thereof is not subject to any preemptive or similar rights.

(k)    The financial statements of the Company, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly in all material respects the consolidated financial position, cash flows and the results of operations of the Company and its subsidiaries at the indicated dates and for the indicated periods. Such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. To the Company’s knowledge, such financial statements and the related notes and schedules have been prepared in accordance with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, present fairly in all material respects the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. The pro forma financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. The pro forma financial statements, including the notes thereto, included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus, and the Permitted Free Writing Prospectuses, if any, comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the Securities Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements. All disclosures contained in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, including the documents incorporated by reference therein, regarding “non-GAAP financial measures” (as such term is defined by the Rules and Regulations) comply in all material respects with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable. Other than the financial statements, together with related notes and schedules, included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, no other historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, under the Act or the Exchange Act.

(l)    There is no action or proceeding pending or, to the knowledge of the Company, threatened (a) against the Company or its subsidiaries or (b) involving any property of the Company or its subsidiaries before any court or administrative agency which, if determined adversely to the Company or its subsidiaries, might reasonably be expected to result in any Material Adverse Effect, except as set forth in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(m)    The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect, except as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses.

(n)    The Company, together with its subsidiaries, has good and marketable title to all of the properties and assets reflected in the financial statements hereinabove described (or as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as owned by it), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any) or which are not material in amount or which do not materially interfere with the use made or proposed to be made of the property. The leases, agreements to purchase and mortgages to which the Company or any of its subsidiaries is a party, and the guaranties of third parties (a) are the legal, valid and binding obligations of the Company, its subsidiaries and, to the knowledge of the Company, of all other parties thereto, and the Company knows of no default or defenses currently existing with respect thereto which might reasonably be expected to result in any Material Adverse Effect, and (b) conform to any descriptions thereof set forth in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. To the knowledge of the Company, each mortgage which the Company or any of its subsidiaries holds on the properties described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, constitutes a valid mortgage lien for the benefit of the Company or its subsidiary, as the case may be, on such property.

(o)    The Company has filed all federal, state and foreign tax returns which have been required to be filed or has requested extensions thereof, except in any case in which the failure to file would not have a Material Adverse Effect, and has paid all taxes indicated by said returns to the extent that such taxes have become due and are not being contested in good faith, except in any case in which the failure to pay would not have a Material Adverse Effect. All tax liabilities have been adequately provided for in the financial statements of the Company in accordance with GAAP.

(p)    Since the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company or the earnings, capital stock (except to the extent of any increase in the number of issued and outstanding shares of Common Stock due to option exercises, issuances under the Company’s Fifth Amended and Restated Dividend Reinvestment and Stock Purchase Plan and conversions of preferred stock), business affairs, management, or business prospects of the Company, whether or not occurring in the ordinary course of business, and the Company has not incurred any material liabilities or obligations and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business and transactions described in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any. The Company has no material contingent obligations which are not disclosed in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(q)    The Company is not in violation of its charter or by-laws. No subsidiary is in violation of its charter or by-laws, which violation will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. Neither the Company nor any of its subsidiaries is (a) in default under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound, (b) in violation of any statute, or (c) in violation of any order, rule or regulation applicable to the Company, its subsidiaries or its properties, of any court or of any regulatory body, administrative agency or other governmental body, any of which defaults or violations described in clauses (a) through (c) will have, or after any required notice and passage of any applicable grace period would have, a Material Adverse Effect. The issue and sale of the Shares and the Confirmation Shares and the performance by the Company of all of its obligations under this Agreement, each related Master Forward Confirmation and any “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation and the consummation of the transactions herein and therein contemplated (including, without limitation, the issuance of up the Capped Number of Shares of Common Stock upon settlement of any transaction under the related Master Forward Confirmation) and the fulfillment of the terms hereof will not after any required notice and passage of any applicable grace period conflict with or constitute a violation of any statute or conflict with or result in a breach of any of the terms or provisions of, constitute a default under or result in the imposition of any lien pursuant to, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company, or any of its subsidiaries, is a party or by which it or any of its properties may be bound, or a violation of its charter or by-laws or any order, rule or regulation applicable to the Company, its subsidiaries or its properties of any court or of any regulatory body, administrative agency or other governmental body.

(r)    Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the Commission, the Financial Industry Regulatory Authority, Inc. (“FINRA”) or may be necessary to qualify the Shares for public offering by the Sales Agents and the Forward Sellers under state securities or Blue Sky laws) has been obtained or made by the Company, and is in full force and effect.

(s)    The Company and its subsidiaries hold all material licenses, certificates and permits from governmental authorities which are necessary to the conduct of their businesses and neither the Company nor any of its subsidiaries have received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and its subsidiaries.

(t)    The Company qualifies as a real estate investment trust pursuant to Sections 856 through 860 of the Code, has so qualified for the taxable years ended December 31, 1984 through December 31, 2020, and no transaction or other event has occurred or is contemplated which would prevent the Company from so qualifying for its current taxable year.

(u)    To the best of the Company’s knowledge, Ernst & Young LLP ( “Ernst & Young”), who has certified certain of the financial statements and related schedules of the Company filed with the Commission as part of, or incorporated by reference in, the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, is an independent registered public accounting firm with respect to the Company as required by the Act and the Rules and Regulations and the Public Company Accounting Oversight Board (the “PCAOB”). Each other independent registered public accounting firm, if any, that has certified or reported on any other financial statements included or incorporated by reference in the Registration Statement, the Basic Prospectus, the Prospectus or the Permitted Free Writing Prospectus, if any, is an independent registered public accounting firm with respect to the Company and its subsidiaries or other appropriate entity, as applicable, within the applicable rules and regulations adopted by the Commission and the PCAOB and as required by the Act.

(v)    The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(w)    The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (a) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; any material weaknesses in internal controls have been identified for the Company’s auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(x)    The Company has not, directly or indirectly, including through any subsidiary: (a) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (b) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer.

(y)    To the knowledge of the Company, after inquiry of its officers and directors, there are no affiliations with any FINRA member firm among the Company’s officers, directors, or principal stockholders, except as set forth in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, or as otherwise disclosed in writing to the Sales Agents, the Forward Sellers and the Forward Purchasers.

(z)    Neither the Company nor any of its officers or directors has taken nor will any of them take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act, or designed to cause or result in, or which has constituted or which reasonably might be expected to constitute, the stabilization or manipulation of the price of the Company’s Common Stock.

(aa)    The Shares and a number of shares of Common Stock at least equal to the Capped Number with respect to any Forward have been, or immediately prior to any sale of Forward Hedge Shares, will be, approved for listing subject to official notice of issuance on the NYSE.

(bb)    In connection with entering into any Forward Contract, the Company will not acquire any long position (either directly or indirectly, including through an Affiliate or through a derivative transaction) with respect to shares of Common Stock.

(cc)    The Company is not and, after giving immediate effect to the offer and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement and the Prospectus and the consummation of the transactions contemplated by any Master Forward Confirmation and each “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation and any proceeds received thereunder, will not be required to register as an “investment company” or an entity “controlled” by an “investment company” within the meaning of the Investment Company Act.

(dd)    (A) There has been no material security breach or incident, unauthorized access or disclosure, or other compromise of or relating to the Company’s or its subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by the Company or its subsidiaries, and any such data processed or stored by third parties on behalf of the Company or its subsidiaries), equipment or technology (collectively, “IT Systems and Data”) within the five year period prior to the date of this Agreement: (B) neither the Company nor its subsidiaries have been notified within the five year period prior to the date of this Agreement of, and have no knowledge of any event or condition that would result in, any material security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data and (C) the Company and its subsidiaries have implemented appropriate controls, policies, procedures, and technological safeguards to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent in all material respects with industry standards and practices, or as required by applicable regulatory standards. The Company and its subsidiaries are presently in compliance in all material respects with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(ee)    The Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(ff)    All existing minute books of the Company, including all existing minutes of all meetings and actions of the board of directors (including Audit, Compensation, Executive, Nominating/Corporate Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Sales Agents, the Forward Sellers and the Forward Purchasers and counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers. All such Corporate Records are complete and accurate and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company and its subsidiaries that are not properly approved or recorded in the Corporate Records.

(gg)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(hh)    The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ii)    Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds from the sale of the Shares or the proceeds, if any, due upon settlement of any Forward Contract, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person or entity currently subject to any U.S. sanctions administered by OFAC.

(jj)    The interactive data in eXtensibile Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

In addition, any certificate signed by any officer of the Company or any of the subsidiaries and delivered to any Sales Agent(s), Forward Seller(s) and/or Forward Purchaser(s) or counsel for any such persons in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to the applicable Sales Agent(s), Forward Seller(s) and/or Forward Purchaser(s).

SECTION 3.    Issuances and Forwards.

(a)    (i) Upon the terms and subject to the conditions of this Agreement, the Company may issue Issuance Shares through the Designated Sales Agent, and the Designated Sales Agent shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell Issuance Shares, with an aggregate Sales Price of up to the Maximum Amount, less the aggregate Sales Price for any Forward Hedge Shares previously sold under this Agreement, based on and in accordance with such number of Transaction Notices, each specifying that it relates to an “Issuance,” as the Company in its sole discretion shall choose to deliver during the Commitment Period until the aggregate Sales Price of the Issuance Shares sold under this Agreement, plus the aggregate Sales Prices for any Forward Hedge Shares previously sold under this Agreement, equals the Maximum Amount, or this Agreement is otherwise terminated. Subject to the foregoing and the other terms and conditions of this Agreement, upon (1) the delivery of a Transaction Notice specifying that it relates to an “Issuance,” and (2) the Designated Sales Agent’s acceptance of the terms of such Transaction Notice, and unless the sale of the Issuance Shares described therein has been suspended, cancelled or otherwise terminated in accordance with the terms of this Agreement, the Designated Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Shares up to the amount specified on the NYSE, and otherwise in accordance with the terms of such Transaction Notice. The Designated Sales Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to provide written confirmation to the Company not later than 6:00 p.m. Eastern Time on the Issuance Date, and will in no event provide such confirmation later than the opening of the Trading Day next following the Trading Day on which it has made sales of Issuance Shares hereunder. Such written confirmation will set forth the portion of the Actual Sold Issuance Amount for such Trading Day, the corresponding Sales Price and the Issuance Price payable to the Company in respect thereof. The Company acknowledges and agrees that (i) there can be no assurance that the Designated Sales Agent will be successful in selling Issuance Shares, and (ii) the Designated Sales Agent will incur no liability or obligation to the Company or any other person if it does not sell Issuance Shares for any reason other than a failure by such Designated Sales Agent to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Issuance Shares as required under this Section 3.

(ii)    In addition, upon the terms and subject to the conditions of this Agreement and the related Master Forward Confirmation, the Designated Forward Purchaser may borrow, offer and sell Forward Hedge Shares through the Designated Forward Seller to hedge each Forward, and the Designated Forward Seller shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell Forward Hedge Shares with an aggregate Sales Price of up to the Maximum Amount, less the aggregate Sales Price for any Issuance Shares previously sold under this Agreement, based on and in accordance with such number of Transaction Notices, each specifying that it relates to a “Forward,” as the Company in its sole discretion shall choose to deliver during the Commitment Period and to which the Designated Forward Purchaser and Designated Forward Seller have agreed, until the aggregate Sales Price of the Forward Hedge Shares sold under this Agreement, plus the aggregate Sales Prices for any Issuance Shares previously sold under this Agreement, equals the Maximum Amount or this Agreement is otherwise terminated. Subject to the foregoing and the other terms and conditions of this Agreement and the related Master Forward Confirmation, upon (1) the delivery of a Transaction Notice specifying that it relates to a “Forward,” and (2) the Designated Forward Purchaser and Designated Forward Seller’s acceptance of the terms of such Transaction Notice, and unless the sale of the Forward Hedge Shares described therein has been suspended or otherwise terminated in accordance with the terms of this Agreement or the related Master Forward Confirmation (including without limitation as a result of any event described in clause (a) or (b) of the proviso contained in the definition of Forward Hedge Selling Period), the Designated Forward Seller will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Forward Hedge Shares on the NYSE, and otherwise in accordance with the terms of such Transaction Notice.

(iii)    The Designated Forward Seller will provide written confirmation to the Company and the related Forward Purchaser no later than the opening of the Trading Day next following each Trading Day on which it has made sales of Forward Hedge Shares hereunder setting forth the number of Forward Hedge Shares sold on such Trading Day, the corresponding Sales Price and the Forward Hedge Price payable to the Designated Forward Purchaser in respect thereof. The Company acknowledges and agrees that: (A) there can be no assurance that the Designated Forward Purchaser (or its affiliate) will be successful in borrowing or that the Designated Forward Seller will be successful in selling Forward Hedge Shares; (B) the Designated Forward Seller will incur no liability or obligation to the Company, the Forward Purchasers, or any other person if it does not sell Forward Hedge Shares borrowed by the Designated Forward Purchaser (or its affiliate) for any reason other than a failure by the Designated Forward Seller to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such Forward Hedge Shares as required under this Section 3 and (C) the Designated Forward Purchaser will incur no liability or obligation to the Company, the Designated Forward Seller, or any other person if it does not borrow Forward Hedge Shares for any reason other than a failure by the Designated Forward Purchaser to use commercially reasonable efforts consistent with its normal trading and sales practices to borrow such Forward Hedge Shares. In acting hereunder, the Designated Forward Seller will be acting as agent for the Designated Forward Purchaser and not as principal.

(iv)    No later than the opening of the Trading Day next following the last Trading Day of each Forward Hedge Selling Period (or, if earlier, the date on which any Forward Hedge Selling Period is suspended or terminated pursuant to Section 3(h)), the Designated Forward Purchaser shall execute and deliver to the Company a “Supplemental Confirmation” in respect of the Forward for such Forward Hedge Selling Period, which “Supplemental Confirmation” shall set forth the “Trade Date” for such Forward (which shall, subject to the terms of the related Master Forward Confirmation, be the last Trading Day of such Forward Hedge

Selling Period), the “Effective Date” for such Forward (which shall, subject to the terms of the related Master Forward Confirmation, be the date one “Settlement Cycle” (as such term is defined in the related Master Forward Confirmation) immediately following the last Trading Day of such Forward Hedge Selling Period), the initial “Number of Shares” for such Forward (which shall be the Actual Sold Forward Amount for such Forward Hedge Selling Period), the “Maturity Date” for such Forward (which shall, subject to the terms of the related Master Forward Confirmation, be the date that follows the last Trading Day of such Forward Hedge Selling Period by the number of days or months set forth opposite the caption “Term” in the Transaction Notice for such Forward), the “Initial Forward Price” for such Forward, the “Spread” for such Forward, the “Volume-Weighted Hedge Price” for such Forward, the “Threshold Price” for such Forward, the “Initial Stock Loan Rate” for such Forward, the “Maximum Stock Loan Rate” for such Forward, the “Forward Price Reduction Dates” for such Forward (which shall be each of the dates set forth below the caption “Forward Price Reduction Dates” in the Transaction Notice for such Forward) and the “Forward Price Reduction Amounts” corresponding to such Forward Price Reduction Dates (which shall be each amount set forth opposite each “Forward Price Reduction Date” and below the caption “Forward Price Reduction Amounts” in the Transaction Notice for such Forward) and the “Regular Dividend Amounts” for such Forward (which shall be each of the amount(s) set forth below the caption “Regular Dividend Amounts” in the Transaction Notice for such Forward). In addition, the parties hereto agree that, each and every “Supplemental Confirmation” executed on or after the date hereof shall be deemed to contain the following provision: “For the purposes of the Transaction, all references in this Supplemental Confirmation and in the Master Confirmation to the Equity Distribution Agreement shall be interpreted as references to such agreement as it has been amended, restated and supplemented to date.”

(v)    Notwithstanding anything herein to the contrary, the Designated Forward Seller’s obligation to use commercially reasonable efforts consistent with its normal trading and sales practices to sell such portion of the Forward Hedge Shares for any Forward hereunder shall be subject in all respects to the related Master Forward Confirmation.

(vi)    The Shares may be offered and sold by any method permitted by law, including by means of ordinary brokers’ transactions on the NYSE at the market prices, in block transactions, or as otherwise agreed with the Designated Sales Agent, or by means of any other existing trading market for the Common Stock or to or through a market marker other than on an exchange.

(vii)    Upon the terms and subject to the conditions set forth herein, on any Trading Day as provided in Section (c)(ii) hereof during the Commitment Period on which (A) the conditions set forth in paragraphs (a) and (b) of Section 6 have been satisfied and (B) no event described in clause (a) or clause (b) of the proviso contained in the definition of Forward Hedge Selling Period shall have occurred, the Company may exercise an Issuance by the delivery of a Transaction Notice specifying that it relates to an “Issuance,” executed by the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the Designated Sales Agent and the Designated Forward Seller), to the Designated Sales Agent. The number of Issuance Shares that the Designated Sales Agent shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell pursuant to such Issuance shall have an aggregate Sales Price equal to the Issuance Amount. Each Issuance will be settled on the applicable Settlement Date following the Issuance Date.

(viii)    Upon the terms and subject to the conditions set forth herein, on any Trading Day as provided in Section (c)(ii) during the Commitment Period on which the conditions set forth in paragraphs (a) and (b) of Section 6 have been satisfied, the Company may exercise its right to call for a Forward by the delivery of a Transaction Notice specifying that it relates to a “Forward,” executed by the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the Designated Sales Agent and the Designated Forward Seller), to the Designated Forward Seller and the Designated Forward Purchaser. The number of Forward Hedge Shares that the Designated Forward Seller shall use commercially reasonable efforts consistent with its normal trading and sales practices to sell pursuant to such Forward shall have an aggregate Sales Price equal to the Forward Hedge Amount. Each sale of Forward Hedge Shares will be settled as between the Designated Forward Seller and the Designated Forward Purchaser on each applicable Forward Hedge Settlement Date following the relevant Forward Date.

(b)    The effectiveness of this Agreement (the “Closing”) shall be deemed to take place concurrently with the execution and delivery of this Agreement by the parties hereto and the completion of the closing transactions set forth in the immediately following sentence. At the Closing, the following closing transactions shall take place, each of which shall be deemed to occur simultaneously with the Closing: (i) the Company shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a certificate executed by any two of the following: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers), signing in such capacity, dated the date of the Closing, certifying that attached thereto are true and complete copies of the resolutions duly adopted by the Board of Directors of the Company authorizing the execution and delivery of this Agreement, each Master Forward Confirmation and the consummation of the transactions contemplated hereby and thereby, which authorization shall be in full force and effect on and as of the date of such certificate and; (ii) the Company shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a certificate executed by any two of the following: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers), signing in such capacity, dated the date of the Closing, confirming that the representations and warranties of the Company contained in this Agreement and each Master Forward Confirmation are true and correct and that the Company has performed all of its obligations hereunder to be performed on or prior to the Closing Date and as to the matters set forth in Section 6(a)(i) hereof; (iii) Gibson, Dunn & Crutcher LLP, counsel to the Company (“Company Counsel”), or other counsel satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a written opinion, dated the date of the Closing, and addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, of the same tenor as the opinions referred to in Section 6(c) of this Agreement; (iv) Sidley Austin LLP, counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers, shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a written opinion, dated the date of the Closing, and addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers; (v) Ernst & Young shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers a letter, dated the Closing Date, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers; and (vi) the Company shall pay the expenses set forth in Section 5(d), (e) and (i) hereof by wire transfer to the account designated by Designated Sales Agent in writing prior to the Closing.

(c)    (i) On any Trading Day during the Commitment Period, the Company may deliver a Transaction Notice to the Designated Sales Agent (in the case of an Issuance) or the Designated Forward Seller and the Designated Forward Purchaser (in the case of a Forward), subject to the satisfaction of the conditions set forth in Section 6; provided, however, that (1) the Issuance Amount or Forward Hedge Amount, as the case may be, for each Transaction as designated by the Company in the applicable Transaction Notice shall in no event exceed $100,000,000 for any Issuance or Forward, as the case may be, without the prior written consent of the Designated Sales Agent or the Designated Forward Seller, as applicable, which may be withheld in the Designated Sales Agent’s or the Designated Forward Seller’s sole discretion and (2) notwithstanding anything in this Agreement or the related Master Forward Confirmation to the contrary, none of the Designated Forward Purchaser, the Designated Sales Agent or the Designated Forward Seller shall have any further obligations with respect to any Transaction Notice if and to the extent the aggregate Sales Price of the Shares sold pursuant thereto, together with the aggregate Sales Price of the Shares previously sold under this Agreement, shall exceed the Maximum Amount. The Company shall have the right, in its sole discretion, to amend at any time and from time to time any Transaction Notice subject to compliance with the limitations set forth in this Agreement; provided, however, that (i) the Company may not amend the Issuance Amount or Forward Hedge Amount, as the case may be, if such amended Issuance Amount or Forward Hedge Amount, as applicable, is less than the Actual Sold Issuance Amount or Actual Sold Forward Amount, as the case may be, as of the date of such amendment; (ii) the Company may not amend the “Number of Days in the Issuance Selling Period” or “Number of Days in the Forward Hedge Selling Period,” as the case may be, if such amended “Number of Days in the Issuance Selling Period” or “Number of Days in the Forward Hedge Selling Period,” as applicable, is less than the number of days that have previously transpired (in whole or on part) in such Selling Period as of the date of such amendment;

(iii) the Company shall not have the right to amend a Transaction Notice initially specifying that it relates to a “Forward” to be a Transaction Notice specifying that it relates to an “Issuance”; (iv) the Company shall not have the right to amend a Transaction Notice initially specifying that it relates to an “Issuance” to be a Transaction Notice specifying that it relates to a “Forward”; and (v) no increase in the Floor Price shall cause any sales of Shares executed pursuant to such Transaction Notice prior to the date of receipt of such amendment to be a breach of the terms hereof.

(ii)    A Transaction Notice shall be deemed delivered on the Trading Day that it is received by e-mail notice (or other method mutually agreed to in writing by the parties) by the Designated Sales Agent (in the case of an Issuance) or the Designated Forward Seller and the Designated Forward Purchaser (in the case of a Forward). No Transaction Notice may be delivered other than on a Trading Day during the Commitment Period, no Transaction Notice may be delivered during an Issuance Selling Period or Forward Hedge Selling Period specified in a previously delivered Transaction Notice, no more than one Transaction Notice may be delivered on any single Trading Day and no Transaction Notice specifying that it relates to a “Forward” may be delivered if either (x) an ex-dividend date or ex-date, as applicable, for any dividend or distribution payable by the Company on the Common Stock is scheduled to occur during the period from, and including, the first scheduled Trading Day of the related Forward Hedge Selling Period to, and including, the last scheduled Trading Day of such Forward Hedge Selling Period, or (y) such Transaction Notice, together with all prior Transaction Notices delivered by the Company relating to a “Forward” hereunder would result in the aggregate Capped Number under all Forward Contracts entered into or to be entered into between the Company and each applicable Forward Purchaser exceeding 19.99% of the number of shares of Common Stock outstanding as of the date of this Agreement.

(iii)    Neither the Designated Sales Agent nor the Designated Forward Seller shall sell Issuance Shares or Forward Hedge Shares, as the case may be, below the Floor Price during any Selling Period, and, subject to clause (iii) of the proviso to the last sentence of Section 3(c), such Floor Price may be adjusted by the Company at any time during any Selling Period upon written notice to the Designated Sales Agent or the Designated Forward Seller, as the case may be, and confirmation to the Company by the Designated Sales Agent or the Designated Forward Seller, as the case may be.

(iv)    The Company consents to the Designated Sales Agent trading in the Company’s Common Stock for the Designated Sales Agent’s own account and the Designated Forward Seller trading in the Company’s Common Stock for the Designated Forward Purchaser’s own account and, in each case, for the account of its respective clients at the same time as sales of Shares occur pursuant to this Agreement; provided, however, that such consent is expressly limited to trading activity that complies with applicable federal and state laws, rules and regulations.

(d)    (i) Subject to the provisions of Section 5, on or before each Issuance Settlement Date, the Company will, or will cause its transfer agent to, electronically transfer the Issuance Shares being sold by crediting the Designated Sales Agent or its designee’s account at The Depository Trust Company through its Deposit/Withdrawal At Custodian System (“DWAC”), or by such other means of delivery as may be mutually agreed upon by the parties hereto and, upon receipt of such Issuance Shares, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, the Designated Sales Agent will deliver the related Issuance Price in same day funds delivered to an account designated by the Company prior to the Issuance Settlement Date. If the Company defaults in its obligation to deliver Issuance Shares on an Issuance Settlement Date, the Company agrees that it will (A) hold the Designated Sales Agent harmless against any loss, claim, damage or expense (including, without limitation, reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company, and (B) pay to the Designated Sales Agent any Issuance Selling Commission to which it would otherwise have been entitled absent such default. The parties acknowledge and agree that, in performing its obligations under this Agreement, the Designated Sales Agent may borrow shares of Common Stock from stock lenders, and may use the Issuance Shares to settle or close out such borrowings.

(ii)    Subject to the provisions of Section 5, on or before each Forward Hedge Settlement Date, the Designated Forward Purchaser shall, or shall cause its transfer agent to, electronically transfer the Forward Hedge Shares being sold by crediting a Forward Seller or its designee’s account at The Depository Trust Company through DWAC, or by such other means of delivery as may be mutually agreed upon by the Designated Forward Seller and the Designated Forward Purchaser and, upon receipt of such Forward Hedge Shares, which in all cases shall be freely tradable and transferable, the Designated Forward Seller shall deliver the related aggregate Forward Hedge Price to the Designated Forward Purchaser in same day funds to an account designated by the Designated Forward Purchaser prior to the relevant Forward Hedge Settlement Date.

(e)    None of the Company, the Sales Agents, the Forward Purchasers or the Forward Sellers have prepared, used, referred to or distributed, or will prepare, use, refer to or distribute, without the other party’s prior written consent, which consent shall not be unreasonably withheld, any “written communication” which constitutes a “free writing prospectus” as such terms are defined in Rule 405 under the Securities Act with respect to the offering of Shares contemplated by this Agreement.

(f)    The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through the Designated Sales Agent or the Designated Forward Seller on any single given day, but in no event by more than one, and the Company shall in no event request that an alternative Designated Sales Agent or alternative Designated Forward Seller sell Shares on the same day.

(g)    The Company agrees that if any party has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other parties and sales of the Shares under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the reasonable judgment of all parties.

(h)    The Company, the Designated Sales Agent, the Designated Forward Seller or the Designated Forward Purchaser may, upon notice to the other parties in writing or by telephone (confirmed immediately by verifiable facsimile transmission), suspend any sale of Shares, and the applicable Selling Period shall immediately terminate; provided, however, that such suspension and termination shall not affect or impair any party’s obligations with respect to any Shares sold hereunder prior to the receipt of such notice (and, in the case of any Forward Hedge Shares, the resulting Forward Contract).

(i)    Notwithstanding any other provision of this Agreement or the related Master Forward Confirmation, in the event the Company engages the Designated Sales Agent or the Designated Forward Seller for a sale of Shares that would constitute a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act, the Company and the Designated Sales Agent or the Designated Forward Seller, as the case may be, will agree to compensation that is customary for the Designated Sales Agent or the Designated Forward Seller, as the case may be, with respect to such transactions.

(j)    Notwithstanding any other provision of this Agreement, the Company shall not offer, sell or deliver, or request the offer or sale of, any Shares and, by notice to the Designated Sales Agent or the Designated Forward Seller, as applicable, given by telephone (confirmed promptly by email), shall cancel any instructions for the offer or sale of any Shares and the Designated Sales Agent, or Designated Forward Seller, as applicable, shall not be obligated to offer or sell any Shares, (i) during any period in which the Company is, or could be deemed to be, in possession of material non-public information or (ii) except as provided in Section 3(k) below, at any time from and including the date on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that the Company files a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K (the “Filing Time”) that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(k)    Notwithstanding clause (ii) of Section 3(j) hereof, if the Company wishes that Shares be offered and sold through the Designated Sales Agent at any time during the period from and including an Earnings Announcement through and including the corresponding Filing Time, the Company shall first (i) prepare and deliver to the Designated Sales Agent and the Designated Forward Purchaser (with a copy to counsel for the Sales Agents and the Forward Purchasers) a Current Report on Form 8-K that includes substantially the same financial and related information (together with management’s discussion and analysis thereof) that was included in such Earnings Announcement (other than any earnings projections and similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Designated Sales Agent and the Designated Forward Purchaser, and, prior to its filing, obtain the written consent of such Designated Sales Agent and the Designated Forward Purchaser to such filing (which consent shall not be unreasonably withheld), (ii) provide the Designated Sales Agent and the Designated Forward Seller with the officers’ certificate, opinions and letters of counsel and accountants’ letter specified in Sections 3(b)(ii), (iii), (iv) and (v), respectively, hereof, (iii) afford the Designated Sales Agent and the Designated Forward Purchaser the opportunity to conduct a due diligence review in accordance with Section 4(w)(iii) prior to filing such Earnings 8-K and (iv) file such Earnings 8-K with the Commission. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinion or letter of counsel or accountants’ letter pursuant to this Section 3(k) shall not relieve the Company from any of its obligations under this Agreement with respect to any Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions and letters of counsel and accountants’ letters as provided in Sections 3(b)(ii), (iii), (iv) and (v), respectively, hereof, and (B) this Section 3(k) shall in no way affect or limit the operation of clause (i) of Section 3(j) hereof, which shall have independent application.

(l)    Notwithstanding any other provision of this Agreement, any notice required to be delivered by the Company or by the Designated Sales Agent (in the case of an Issuance) or the Designated Forward Seller and the Designated Forward Purchaser (in the case of a Forward) pursuant to this Section 3 may be delivered by telephone (confirmed promptly by facsimile or email), which confirmation will be promptly acknowledged by the receiving party) or other method mutually agreed to in writing by the parties.

SECTION 4.    Covenants of the Company. The Company agrees during the term of this Agreement and each Master Forward Confirmation (including the term of each “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation) with the Sales Agents, the Forward Sellers and the Forward Purchasers:

(a)    During the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), to notify the Sales Agents, the Forward Sellers and the Forward Purchasers promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been filed; to prepare and file with the Commission, promptly upon the request of a Sales Agent, a Forward Seller or a Forward Purchaser, any amendments or supplements to the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus that, in the reasonable opinion of such Sales Agent, such Forward Seller or such Forward Purchaser, may be necessary or advisable in connection with the offering of the Shares by such Sales Agent, such Forward Seller or such Forward Purchaser; and to cause each amendment or supplement to any Basic Prospectus or the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Act or, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(b)    To promptly advise the Sales Agents, the Forward Sellers and the Forward Purchasers, confirming such advice in writing, of the receipt of any comments of, or any request by the Commission for amendments or supplements to the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; for so long as a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, to promptly advise the Sales Agents, the Forward Sellers and the Forward Purchasers of any proposal to amend or supplement the Registration Statement, any Basic Prospectus or the Prospectus, and to provide the Sales Agents, the Forward Sellers and the Forward Purchasers and their counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)) to which the Sales Agents, the Forward Sellers or the Forward Purchasers shall have reasonably objected in writing. Furthermore, until such time as any stop order is lifted, the Sales Agents, the Forward Sellers and the Forward Purchasers may cease making sales under this Agreement.

(c)    To furnish to the Sales Agents, the Forward Sellers and the Forward Purchasers a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Sales Agents, the Forward Sellers or the Forward Purchasers reasonably object. Not to take any action that would result in the Sales Agents, the Forward Sellers, the Forward Purchasers or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Sales Agents, the Forward Sellers or the Forward Purchasers that the Sales Agents, the Forward Sellers or the Forward Purchasers otherwise would not have been required to file thereunder.

(d)    To make available to the Sales Agents and the Forward Sellers, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Sales Agents and the Forward Sellers, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Sales Agents or the Forward Sellers may request for the purposes contemplated by the Act; in case the Sales Agents or the Forward Sellers are required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.

(e)    Subject to Section 4(b) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide the Sales Agents, the Forward Sellers and the Forward Purchasers, for their review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which the Sales Agents, the Forward Sellers or the Forward Purchasers shall have reasonably objected in writing; and to promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers of such filing.

(f)    To pay the fees applicable to the Registration Statement in connection with the offering of the Shares within the time required by Rule 456(b)(1)(i) under the Act (without reliance on the proviso to Rule 456(b)(1)(i) under the Act) and in compliance with Rule 456(b) and Rule 457(r) under the Act.

(g)    If at any time prior to the sale of Shares having an aggregate Sales Price equal to the Maximum Amount the Company receives from the Commission a notice pursuant to Rule 401(g)(2) under the Act or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will (a) promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act), and (d) promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offer and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(2) under the Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Shares shall include such new registration statement or post-effective amendment, as the case may be.

(h)    If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Sales Agents and the Forward Sellers, collectively, the Company will, prior to the Renewal Deadline file, if it has not already done so and is eligible to do so, a new automatic shelf registration statement relating to the Shares, in a form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers. If the Company is not eligible to file an automatic shelf registration statement, the Company will, prior to the Renewal Deadline, if it has not already done so, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offer and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(i)    To promptly notify the Sales Agents, the Forward Sellers and the Forward Purchasers of the happening of any event within the period during which a prospectus is required to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 4(b), to prepare and furnish, at the Company’s expense, to the Sales Agents, the Forward Sellers and the Forward Purchasers promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change.

(j)    To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offer and sale under the securities or Blue Sky laws of such states or other jurisdictions as the Sales Agents, the Forward Sellers and the Forward Purchasers may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offer and sale of the Shares); and to promptly advise the Sales Agents, the Forward Sellers and the Forward Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(k)    To make generally available to its security holders and to the Sales Agents, the Forward Sellers and the Forward Purchasers as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement (which need not be audited) in reasonable detail, covering a period of twelve consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 under the Act.

(l)    To apply the net proceeds from the sale of the Shares and the consummation of the transactions contemplated by the Master Forward Confirmations and each “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation and any proceeds received under any related Forward Contract in the manner set forth under the caption “Use of proceeds” in the Prospectus Supplement.

(m)    At all times when the Company has instructed a Sales Agent or a Forward Seller to make sales of Shares, at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, and at all times when sales of Shares are pending settlement, not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Act of any shares of the Common Stock, in each case without giving such Sales Agent, such Forward Seller or such Forward Purchaser, as applicable, at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. Notwithstanding the foregoing, the Company may, without providing such prior written notice; (i) register the Shares and the sales through a Designated Sales Agent or a Designated Forward Seller, as applicable, pursuant to this Agreement, or to a Designated Sales Agent; (ii) file a registration statement on Form S-8 relating to Common Stock that may be issued pursuant to equity plans described in the Company’s reports filed with the Commission; (iii) issue securities under the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s reports filed with the Commission under the Exchange Act; (iv) issue shares upon the exercise of options or other stock rights pursuant to the Company’s equity compensation plans for officers, employees, and non-employee directors described in the Company’s reports filed with the Commission under the Exchange Act; (v) sell shares of Common Stock pursuant to the Fifth Amended and Restated Dividend Reinvestment and Stock Purchase Plan or any similar plan as described in the Company’s reports filed with the Commission under the Exchange Act; (vi) issue shares of Common Stock upon conversion of any shares of the Company’s convertible preferred stock described in the Company’s reports filed with the Commission under the Exchange Act; (vii) issue shares of Common Stock upon conversion of any of the Company’s convertible notes described in the Company’s reports filed with the Commission under the Exchange Act; or (viii) issue Confirmation Shares. In the event that notice of a proposed sale is provided by the Company pursuant to this Section 4(m), such Sales Agent or such Forward Seller, as applicable, may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by such Sales Agent or such Forward Seller, as applicable.

(n)    Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus.

(o)    The Company will not, and will cause its subsidiaries not to, take, directly or indirectly, any action resulting in a violation of Regulation M promulgated under the Exchange Act or designed to, or which will constitute, or has constituted, or might reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided, however, notwithstanding the foregoing, the Company may elect to net share settle, combination settle or cash settle any Forward Contract.

(p)    To use its best efforts to cause the Common Stock (including, in respect of any Forward, a number of shares of Common Stock at least equal to the Capped Number) to be listed on the NYSE and to maintain such listing.

(q)    At all times when the Company has instructed a Sales Agent or a Forward Seller to make sales of Shares, at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, and at all times when sales of Shares are pending settlement, to advise such Sales Agent, such Forward Seller or such Forward Purchaser immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Sales Agents, the Forward Sellers and the Forward Purchasers pursuant to Section 6 herein.

(r)    Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period (as defined below)), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than pursuant to subclause (ii) below and other than a prospectus supplement filed pursuant to Rule 424(b) under the Act relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Sales Agents, the Forward Sellers or the Forward Purchasers shall otherwise reasonably request), or (iii) otherwise as the Sales Agents, the Forward Sellers or the Forward Purchasers may reasonably request (each such date referred to in subclauses (i), (ii) and (iii) above, a “Representation Date”), to furnish or cause to be furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers forthwith a certificate dated and delivered the date of effectiveness of such amendment, the date of filing with the Commission of such supplement or other document, or promptly upon request, as the case may be, in form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, (x) to the effect that the statements contained in the certificate referred to in Section 6(e) of this Agreement which were last furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers are true and correct at the time of such amendment, supplement, filing, or delivery, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 6(e), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate and (y) setting forth the number of shares of Common Stock reserved for issuance by the Company and listed, subject to notice of issuance, on the NYSE in connection with the Transactions less (1) any shares of Common Stock issued in connection with an Issuance hereunder and (2) the aggregate Capped Number under all Forward Contracts entered into between the Company and each applicable Forward Purchaser (such number, as updated from time to time immediately following any Issuance or Forward, the “Remaining Number of Shares”); provided that the obligation of the Company under this subsection (r) shall be deferred for any period that the Company has suspended the offering of Shares pursuant to Section 3(h) hereof (each, a “Suspension Period”) and shall recommence upon the termination of such suspension.

(s)    Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, to furnish or cause to be furnished forthwith to the Sales Agents, the Forward Sellers and the Forward Purchasers and to their counsel a written opinion of Company Counsel, or other counsel satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated and delivered as of such Representation Date, in form and substance satisfactory to the Sales Agents, Forward Sellers and the Forward Purchasers, of the same tenor as the opinions referred to in Section 6(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion; provided that the obligation of the Company under this subsection (s) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(t)    Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, to furnish or cause to be furnished to the Sales Agents, the Forward Sellers and the Forward Purchasers forthwith a certificate of the same tenor as the certificate referred to in Section 6(e), as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated and delivered as of such Representation Date; provided that the obligation of the Company under this subsection (t) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(u)    Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and at each Representation Date, Sidley Austin LLP, counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers, shall deliver a written opinion, dated and delivered as of such Representation Date, in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers; provided that the obligation under this subsection (u) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(v)    Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period if any of the events contemplated by subclauses (i), (ii) or (iii) below have occurred during such Suspension Period), and each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional or amended financial information, (ii) the Company shall file an annual report on Form 10-K or a quarterly report on Form 10-Q or (iii) at the reasonable request of the Sales Agents, the Forward Sellers or the Forward Purchasers and upon reasonable advance notice to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K or a quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains financial information, to cause Ernst & Young, or other independent accountants satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, forthwith to furnish the Sales Agents, the Forward Sellers and the Forward Purchasers, a letter, dated the date of effectiveness of such amendment, or the date of filing of such supplement or other document with the Commission, as the case may be, in form satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers, of the same tenor as the letter referred to in Section 6(d) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter; provided that the obligation of the Company under this subsection (v) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(w)    Upon commencement of the offering of the Shares under this Agreement (and upon the recommencement of the offering of the Shares under this Agreement following the termination of a Suspension Period), and each time that (i) the Registration Statement or the Prospectus is amended or supplemented (other than pursuant to subclause (ii) below and other than a prospectus supplement filed pursuant to Rule 424(b) under the Act relating solely to the offering of securities other than the Shares), (ii) there is filed with the Commission any document incorporated by reference into the Prospectus (other than a Current Report on Form 8-K, unless the Sales Agents, the Forward Sellers or the Forward Purchasers shall otherwise reasonably request) or (iii) otherwise as the Sales Agents, the Forward Sellers or the Forward Purchasers shall reasonably request, to conduct a due diligence session, in form and substance, satisfactory to the Sales Agents, the Forward Sellers or the Forward Purchasers, which shall include representatives of the management and the accountants of the Company; provided that the obligation of the Company under this subsection (w) shall be deferred for any Suspension Period and shall recommence upon the termination of such suspension.

(x)    That it consents to the Sales Agents, the Forward Sellers or the Forward Purchasers trading in the Common Stock for their own accounts and for the accounts of their clients at the same time as sales of the Shares occur pursuant to this Agreement.

(y)    If to the knowledge of the Company, any condition set forth in Section 6(a) or 6(h) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Sales Agents or the Forward Sellers the right to refuse to purchase and pay for such Shares.

(z)    To disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the number of the Shares sold through the Sales Agents, the Forward Sellers or the Forward Purchasers under this Agreement, the Net Proceeds to the Company and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter.

(aa)    That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the related Sales Agent, Forward Seller and Forward Purchaser, as applicable, that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

(bb)    To ensure that prior to instructing a Sales Agent or a Forward Seller to sell Shares the Company shall have obtained all necessary corporate authority for the offer and sale of such Shares.

(cc)    On or before each Representation Date, the Sales Agents, the Forward Sellers and the Forward Purchasers and counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers shall have received such information, documents and opinions as they may reasonably request (except for any such information, documents or opinions that are subject to confidentiality agreements or to a legal privilege to the extent that such compliance could reasonably be expected to violate a confidentiality agreement or legal privilege) for the purposes of enabling them to pass upon the offer and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the offer and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Sales Agents, the Forward Sellers or the Forward Purchasers and counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers.

(dd)    The Company agrees that any offer to sell, solicitation of an offer to buy, or any sale of Shares shall only be effected by or through only one Designated Sales Agent or one Designated Forward Seller, as the case may be, on any given day, and in no event by more than one Designated Sales Agent or one Designated Forward Seller, and the Company shall in no event request that more than one Designated Sales Agent or Forward Seller, as the case may be, sell Shares on the same day.

(ee)    The Company agrees to reserve for issuance by the its Board of Directors and keep available for settlement of each Forward Contract, a number of shares of Common Stock at least equal to the Capped Number for such Forward Contract.

SECTION 5.    Payment of Expenses; Settlement. The Company agrees with the Sales Agents, the Forward Sellers and the Forward Purchasers, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, to pay all of its expenses incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (a) the preparation and filing of the Registration Statement, each Basic Prospectus, the Prospectus, each Prospectus Supplement, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Sales Agents, the Forward Sellers and the Forward Purchasers (including costs of mailing and shipment), (b) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Sales Agents, the Forward Sellers and the Forward Purchasers, (c) the producing, word processing and/or printing of this Agreement, each related Master Forward Confirmation, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Sales Agents, the Forward Sellers and the Forward Purchasers (including costs of mailing and shipment), (d) the qualification of the Shares for offer and sale under state laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, respectively) and the printing and furnishing of copies of any blue sky surveys to the Sales Agents, the Forward Sellers and the Forward Purchasers, (e) the listing of the Shares, including a number of shares of Common Stock at least equal to the Capped Number on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, (f) the costs and charges of any transfer agent, registrar or depositary, (g) the reasonable fees and expenses of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, in connection with its review of the offering’s compliance with FINRA rules and the filing fees incident to FINRA’s review, if any, and approval of the Sales Agents’, the Forward Sellers’ and the Forward Purchasers’ participation in the offering and distribution of the Shares, (h) the reasonable fees and disbursements of the Company’s counsel and of the Company’s accountants and (i) all reasonable fees and expenses of counsel for the Sales Agents, the Forward Sellers and the Forward Purchasers, respectively, incurred in connection with the negotiation and completion of this Agreement, the related Master Forward Confirmation and any “Supplemental Confirmation” executed in connection with the related Master Forward Confirmation.

SECTION 6.    Conditions of the Sales Agents’ and the Forward Sellers’ Obligations. The right of the Company to deliver a Transaction Notice hereunder is subject to the satisfaction, on the date of delivery of such Transaction Notice, and the obligations of the applicable Sales Agent to sell Issuance Shares and/or the applicable Forward Seller to sell during the applicable Selling Period, is subject to the satisfaction, on the applicable Transaction Date and Settlement Date, of (i) the accuracy of the representations and warranties on the part of the Company on the date hereof, any applicable date referred to in Section 4(r) of this Agreement and as of each Settlement Date, (ii) the performance by the Company of its obligations hereunder and (iii) to the following additional conditions precedent.

(a)     (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company, the Sales Agents, the Forward Sellers and the Forward Purchasers of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Basic Prospectus or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Basic Prospectus or Basic Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b)    Subsequent to the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and each of its subsidiaries taken as a whole, in the judgment of the Sales Agents, the Forward Sellers and the Forward Purchasers, shall occur or become known and no transaction which is material and unfavorable to the Company (other than as referred to in the Registration Statement and Prospectus) in the judgment of the Sales Agents, the Forward Sellers and the Forward Purchasers, shall have been entered into by the Company or any of its subsidiaries.

(c)    The Company shall furnish to the Sales Agents, the Forward Sellers and the Forward Purchasers, at every date specified in Section 4(r) of this Agreement, opinions of Company Counsel, addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers, and dated as of such date, to the effect set forth in Exhibits B and C.

In rendering such opinion, such counsel may rely, as to matters governed by laws other than the corporate laws of the State of Delaware or federal laws, on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Sales Agents, the Forward Sellers and the Forward Purchasers are justified in relying on such other counsel and such other counsel shall indicate that the Sales Agents, the Forward Sellers and the Forward Purchasers may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials so long as such counsel states that they have no reason to believe that either the Sales Agents, the Forward Sellers and the Forward Purchasers or they are not justified in relying on such certificates. In addition to the matters set forth above, the opinion of Company Counsel shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (a) the Registration Statement, as of the time of its effectiveness for purposes of Section 11 of the Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Prospectus, as of the date of the Prospectus Supplement and as of the date of the opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (c) the Basic Prospectus, as of its date, the date of this Agreement and as of the date of the opinion, in each case together with the Permitted Free Writing Prospectus identified on Schedule A hereto and with the information relating to the public offering price of the Shares as set forth on the cover page of the Prospectus, contained or contains an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included therein). With respect to such statement, Company Counsel may state that this statement is based upon the procedures set forth or incorporated by reference therein, but is without independent check and verification.

(d)    At the dates specified in Section 4(v) of this Agreement, the Sales Agents, the Forward Sellers and the Forward Purchasers shall have received from Ernst & Young letters dated the date of delivery thereof and addressed to the Sales Agents, the Forward Sellers and the Forward Purchasers in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers.

(e)    The Company shall deliver to the Sales Agents, the Forward Sellers and the Forward Purchasers, at every date specified in Section 4(r) of this Agreement (each, a “Certificate Date”), a certificate signed by any two of the following: the Chief Executive Officer, the Chief Financial Officer, the Treasurer, the Secretary or any Vice President of the Company (or such other authorized officers of the Company as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers) to the effect that (i) the representations and warranties of the Company as set forth in this Agreement and the related Master Forward Confirmation are true and correct as of the Certificate Date, (ii) the Company has performed such of its obligations under this Agreement as are to be performed at or before each such Certificate Date, and (iii) the conditions set forth in paragraphs (a) and (b) of Section 6 have been met. In addition, on each Certificate Date, the certificate shall also state that the Shares and the Confirmation Shares have been duly and validly authorized by the Company, that all corporate action required to be taken for the offer, sale and delivery of the Shares and the Confirmation Shares has been validly and sufficiently taken, and that the Company’s Board of Directors or any other body with authority has not revoked, rescinded or otherwise modified or withdrawn such authorization or corporate action.

(f)    The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received, at every date specified in Section 4(v) of this Agreement, the favorable opinion of Sidley Austin LLP, counsel to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated as of such date, and in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers. In rendering such opinion, such counsel may rely, as to matters governed by the laws of states other than the corporate laws of the State of Delaware or federal laws, on local counsel in such jurisdictions, provided that in such case such counsel shall state that they believe that they and the Sales Agents, the Forward Sellers and the Forward Purchasers are justified in relying on such other counsel and such other counsel shall indicate that the Sales Agents, the Forward Sellers and the Forward Purchasers may rely on such opinion. As to matters of fact, to the extent they deem proper, such counsel may rely on certificates of officers of the Company and public officials.

(g)    The Sales Agents, the Forward Sellers and the Forward Purchasers shall have received, at every date specified in Section 4(u) of this Agreement, a certificate of an authorized officer of the Company as may be acceptable to the Sales Agents, the Forward Sellers and the Forward Purchasers, dated as of such date, and in form and substance satisfactory to the Sales Agents, the Forward Sellers and the Forward Purchasers.

(h)    All filings with the Commission required by Rule 424 under the Act to have been filed by the Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

(i)    The Shares and a number of shares of Common Stock at least equal to the Capped Number shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.

(j)    In no event may the Company issue a Transaction Notice that relates to an “Issuance” unless the number of Issuance Shares specified in such Transaction Notice is less than the Remaining Number of Shares as of the date of delivery of such Transaction Notice, and in no event may the Company issue a Transaction Notice that relates to a “Forward” unless the Capped Number set forth in the Forward Contract to be entered into in connection with such Transaction Notice is less than the Remaining Number of Shares as of the date of delivery of such Transaction Notice.

SECTION 7.    Indemnification and Contribution.

(a)    The Company agrees to indemnify, defend and hold harmless the Sales Agents, the Forward Sellers and the Forward Purchasers and their respective affiliates, directors, officers, employees and agents and any person who controls a Sales Agent, a Forward Seller or a Forward Purchaser within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any and all loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, a Sales Agent, a Forward Seller or a Forward Purchaser or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller, as the case may be, to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any

Prospectus (the term Prospectus for the purpose of this Section 7 being deemed to include any Basic Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller, as the case may be, to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; it being understood and agreed upon that such information as of the date hereof shall consist solely of the legal name of each of the Sales Agents and the Forward Sellers under the caption “Plan of Distribution” in the Prospectus Supplement dated the date hereof.

If any action, suit, proceeding or investigation (together, a “Proceeding”) is brought against a Sales Agent, a Forward Seller or a Forward Purchaser or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Sales Agent, such Forward Seller or such Forward Purchaser or such person shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to such Sales Agent, such Forward Seller or such Forward Purchaser or any such person or otherwise except to the extent the Company was materially prejudiced by such omission. Such Sales Agent, such Forward Seller or such Forward Purchaser or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Sales Agent, such Forward Seller or such Forward Purchaser or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related

Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless such Sales Agent, such Forward Seller or such Forward Purchaser, as the case may be, and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company of the aforesaid request, (ii) the Company shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. The Company shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or may be a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

(b)    Each of the Sales Agents and the Forward Sellers, severally and not jointly, agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and, in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller to the Company expressly for use with reference to such Sales Agent or such Forward Seller in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of a Sales Agent or a Forward Seller to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; it being understood and agreed upon that such information as of the date hereof shall consist solely of the legal name of each of the Sales Agents and the Forward Sellers under the caption “Plan of Distribution” in the Prospectus Supplement dated the date hereof.

If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against a Sales Agent or a Forward Seller pursuant to the foregoing paragraph, the Company or such person shall promptly notify such Sales Agent or a Forward Seller, as the case may be, in writing of the institution of such Proceeding and such Sales Agent or Forward Seller, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Sales Agent or Forward Seller, as the case may be, shall not relieve such Sales Agent or such Forward Seller, as the case may be, from any liability which such Sales Agent or such Forward Seller, as the case may be, may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by such Sales Agent or Forward Seller, as the case may be, in connection with the defense of such Proceeding or such Sales Agent or such Forward Seller, as the case may be, shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Sales Agent or Forward Seller, as the case may be (in which case such Sales Agent or Forward Seller, as the case may be, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Sales Agent or Forward Seller, as the case may be, may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Sales Agent or Forward Seller, as the case may be), in any of which events such fees and expenses shall be borne by such Sales Agent or Forward Seller, as the case may be, and paid as incurred (it being understood, however, that such Sales Agent or Forward Seller, as the case may be, shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Such Sales Agent or Forward Seller, as the case may be, shall not be liable for any settlement of any such Proceeding effected without the written consent of such Sales Agent or Forward Seller, as the case may be, but if settled with the written consent of such Sales Agent or Forward Seller, as the case may be, such Sales Agent or Forward Seller, as the case may be, agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested such Sales Agent or Forward Seller, as the case may be, to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then such Sales Agent or Forward Seller, as the case may be, agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such Sales Agent or Forward Seller, as the case may be, of the aforesaid request, (ii) such Sales Agent or Forward Seller, as the case may be, shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given such Sales Agent or Forward Seller, as the case may be, at least 30 days’ prior notice of its intention to settle. Such Sales Agent or Forward Seller, as the case may be, shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c)    If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this Section 7 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations.

The relative benefits received by the Company, on the one hand, and the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other, shall be deemed to be in the same respective proportions as (i) in the case of the Company, (A) the Actual Sold Forward Amount for each Forward under this Agreement, multiplied by the Forward Hedge Price for such Forward, or (B) the Actual Sold Issuance Amount for each Issuance under this Agreement, multiplied by the Issuance Price for such Issuance, as applicable, (ii) in the case of the applicable Sales Agent, the Actual Sold Issuance Amount for each Issuance under this Agreement, multiplied by the Issuance Selling Commission for such Issuance, (iii) in the case of the applicable Forward Seller, the Actual Sold Forward Amount for the applicable Forward under this Agreement, multiplied by the Forward Hedge Selling Commission for such Forward, and (iv) in the case of the applicable Forward Purchaser, the net Spread (as such term is defined in the related Master Forward Confirmation and net of any related stock borrow costs or other costs or expenses actually incurred) for the applicable Forward Contract(s) executed in connection with this Agreement. The relative fault of the Company, on the one hand, and of the applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by applicable Sales Agent, Forward Seller or Forward Purchaser, as the case may be, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)    The Company, the Sales Agents, the Forward Sellers and the Forward Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to in subsection (c) above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, (i) neither the Sales Agents nor the Forward Sellers shall in any event be required to contribute any amount in excess of the aggregate Issuance Selling Commissions or the aggregate Forward Hedge Selling Commissions, as the case may be, received by it under this Agreement and (ii) the Forward Purchasers shall in no event be required to contribute any amount in excess of the net Spread (as such term is defined in the related Master Forward Confirmation and net of any related stock borrow costs or other costs or expenses actually incurred) for all Forward Contracts entered into pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each affiliate, director, officer, employee and agent of the Sales Agents, the Forward Sellers or the Forward Purchasers and each person, if any, who controls the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of Section 15 of the Act and Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

(e)    Each of the Company, the Sales Agents and the Forward Sellers agrees promptly to notify each other, to the extent legally permitted to do so, of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers or directors in connection with the offer and sale of the Shares, or in connection with the Registration Statement, any Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

SECTION 8.    Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 7 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, their respective affiliates, directors, officers, employees and agents or any person (including each affiliate, director, officer, employee and agent of such person) who controls the Sales Agents, the Forward Sellers or the Forward Purchasers, as the case may be, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.

SECTION 9.    Termination.

(a)    The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Sales Agents or the Forward Sellers, as the case may be, for the Company, then Section 4(x) shall remain in full force and effect, (ii) with respect to any pending sale, through the Sales Agents or the Forward Sellers, as the case may be, for the Company, the obligations of the Company, including in respect of compensation of the Sales Agents or the Forward Sellers, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Sections 5, 7, 8, 10, 11, 12, 16 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)    Each of the Sales Agents and the Forward Sellers shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares through it in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Sections 5, 7, 8, 10, 11, 12, 16 and 18 of this Agreement shall remain in full force and effect notwithstanding such termination. Unless earlier terminated pursuant to this Section 9, this Agreement shall automatically terminate upon the offer and sale of Shares through the Sales Agents and the Forward Sellers pursuant to this Agreement having an aggregate dollar value equal to the Maximum Amount.

(c)    This Agreement shall remain in full force and effect unless terminated pursuant to Sections 9(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 5, Section 7 and Section 8 shall remain in full force and effect.

(d)    Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by any of the Sales Agents, any of the Forward Sellers, any of the Forward Purchasers or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Sections 3(a)(iii) and 3(a)(iv) of this Agreement.

SECTION 10.    Notices. Except as otherwise herein provided, all statements, requests, notices and agreements under this Agreement and any Master Forward Confirmation shall be in writing and delivered by hand, overnight courier, mail, e-mail or facsimile.

(a)    Notices to the Sales Agents or the Forward Sellers, shall be sufficient in all respects if delivered or sent to the addresses listed on Annex II.

(b)    Notices to the Forward Purchasers shall be sufficient in all respects if delivered or sent to the addresses listed on Annex III.

(c)    Notices to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Welltower Inc., 4500 Dorr Street, Toledo, Ohio 43615, or via fax at (419) 247-2826, Attention: Matthew McQueen, Senior Vice President – General Counsel and Corporate Secretary.

Each party to this Agreement and the related Master Forward Confirmation may change such address for notices by sending to the parties to this Agreement and the related Master Forward Confirmation written notice of a new address for such purpose.

SECTION 11.    Parties at Interest. The Agreement herein set forth and the related Master Forward Confirmation have been and are made solely for the benefit of the Sales Agents, the Forward Sellers, the Forward Purchasers and the Company and, to the extent provided in Section 7 of this Agreement, the controlling persons, affiliates, directors, officers, employees and agents referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Sales Agents, the Forward Sellers and the Forward Purchasers) shall acquire or have any right under or by virtue of this Agreement.

SECTION 12.    No Advisory or Fiduciary Relationship. The Company hereby acknowledges that each of the Sales Agents, the Forward Sellers and the Forward Purchasers is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the transactions contemplated hereby or by the related Master Forward Confirmation) and owes the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement), if any. The Company further acknowledges that each of the Sales Agents, the Forward Sellers and the Forward Purchasers is acting pursuant to a contractual relationship created solely by this Agreement and the related Master Forward Confirmation, each entered into on an arm’s length basis, and that the Sales Agents, the Forward Sellers and the Forward Purchasers may have interests that differ from the Company, and in no event do the parties intend that any of the Sales Agents, the Forward Sellers or the Forward Purchasers act or be responsible as a fiduciary to the Company, its management, stockholders or creditors or any other person in connection with any activity that the Sales Agents, the Forward Sellers and the Forward Purchasers may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The transactions contemplated hereby do not constitute a recommendation, investment advice, or solicitation of any action by the Sales Agents, Forward Sellers or Forward Purchasers. The Sales Agents, the Forward Sellers and the Forward Purchasers hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement, the related Master Forward Confirmation or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and each of the Sales Agents and the Forward Sellers agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Sales Agents or the Forward Sellers, as the case may be, to the Company regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute recommendations or investment advice or solicitation of any action by the Agents, the Forward Sellers or the Forward Purchasers. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Sales Agents, the Forward Sellers and the Forward Purchasers with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions. The Sales Agents, the Forward Sellers and the Forward Purchasers have not provided any legal, accounting, regulatory, investment or tax advice with respect to the offering of the Shares and the Company with respect to any entity or natural person.

SECTION 13.    Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

SECTION 14.    Entire Agreement. This Agreement constitute the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 15.    Amendments and Waivers. This Agreement may not be amended, modified, supplemented, restated or waived except by a writing executed by the party against which such amendment, modification, supplement, restatement or waiver is sought to be enforced.

SECTION 16.    Recognition of the U.S. Special Resolution Regimes.

(a)    In the event that a Sales Agent, Forward Seller or Forward Purchaser that is a Covered Entity (as defined below) becomes subject to a proceeding under a U.S. Special Resolution Regime (as defined below), the transfer from such Sales Agent, such Forward Seller or such Forward Purchaser of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States.

(b)    In the event that a Sales Agent, Forward Seller or Forward Purchaser that is a Covered Entity or a BHC Act Affiliate (as defined below) of such Sales Agent, such Forward Seller or such Forward Purchaser becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights (as defined below) under this Agreement that may be exercised against such Sales Agent, such Forward Seller or such Forward Purchaser are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States.

For purposes of this Section 15, a “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Covered Entity”

means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Rights” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “U.S. Special Resolution Regime” means each of (i) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (ii) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

SECTION 17.    Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

SECTION 18.    Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 19.    Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

SECTION 20.    Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Sales Agents, the Forward Sellers and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

SECTION 21.    Successors and Assigns. This Agreement shall be binding upon the Sales Agents, the Forward Sellers and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company’s, a Sales Agent’s and a Forward Seller’s respective businesses and/or assets. The parties hereby agree that each Sales Agent may, without notice to the Company, assign its rights and obligations under this Agreement to any other registered broker-dealer to which all or substantially all of such Sales Agent’s investment banking or related business may be transferred following the date of this Agreement.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding between the Company, the Sales Agents, the Forward Sellers and the Forward Purchasers, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the parties hereto. Alternatively, the execution of this Agreement by the Company and its acceptance by or on behalf of the Sales Agents, the Forward Sellers and the Forward Purchasers may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours,
WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Executive Vice President – General Counsel & Corporate Secretary

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

ROBERT W. BAIRD & CO. INCORPORATED

In its capacity as Sales Agent

By:	/s/ Christopher Walter
Name: Christopher Walter
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

BARCLAYS CAPITAL INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Nicholas Cunningham
Name: Nicholas Cunningham
Title: Managing Director

ACCEPTED as of the date
first above written

BARCLAYS BANK PLC

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Nicholas Cunningham
Name: Nicholas Cunningham
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

BMO CAPITAL MARKETS CORP.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Matthew Coley
Name: Matthew Coley
Title: Manager, Derivatives Operations

ACCEPTED as of the date
first above written

THE BANK OF MONTREAL

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Sue Henderson
Name: Sue Henderson
Title: Director, Derivatives Operations

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

BNP PARIBAS SECURITIES CORP.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Janet Kim
Name: Janet Kim
Title: Managing Director

By:	/s/ Stephen Nawrocki
Name: Stephen Nawrocki
Title: Managing Director

ACCEPTED as of the date
first above written

BNP PARIBAS

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Stephen Nawrocki
Name: Stephen Nawrocki
Title: Managing Director

By:	/s/ Janet Kim
Name: Janet Kim
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

BNY MELLON CAPITAL MARKETS, LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Dan Klinger
Name: Dan Klinger
Title: Managing Director

By:	/s/ Joseph Mancino
Name: Joseph Mancino
Title: CAO & President

ACCEPTED as of the date
first above written

THE BANK OF NEW YORK MELLON

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Robert Lynch
Name: Robert Lynch
Title: Managing Director

By:	/s/ Sabrina Washington
Name: Sabrina Washington
Title: Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

BOFA SECURITIES, INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Gray W. Hampton III
Name: Gray W. Hampton III
Title: Vice Chairman, Healthcare Group

ACCEPTED as of the date
first above written

BANK OF AMERICA, N.A.

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Jake Mendelsohn
Name: Jake Mendelsohn
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

BOK FINANCIAL SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Hal J. Brown
Name: Hal J. Brown
Title: Senior Vice President

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

CREDIT AGRICOLE SECURITIES (USA) INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Jean-Marc Nguyen
Name: Jean-Marc Nguyen
Title: MD and Co-Head GIB Americas

ACCEPTED as of the date
first above written

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK
c/o CREDIT AGRICOLE SECURITIES (USA) INC., AS AGENT

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Jean-Marc Nguyen
Name: Jean-Marc Nguyen
Title: MD and Co-Head GIB Americas

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

CAPITAL ONE SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Gregory Horstman
Name: Gregory Horstman
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

CITIGROUP GLOBAL MARKETS INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Jesse Taylor
Name: Jesse Taylor
Title: Vice President

ACCEPTED as of the date
first above written

CITIBANK, N.A.

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Eric Natelson
Name: Eric Natelson
Title: Authorized Signatory

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

COMERICA SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Cynthia J. Higgins
Name: Cynthia J. Higgins
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

DEUTSCHE BANK SECURITIES INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Samir Abu-Khadra
Name: Samir Abu-Khadra
Title: Director

By:	/s/ John Perry
Name: John Perry
Title: Director

ACCEPTED as of the date
first above written

DEUTSCHE BANK AG, LONDON BRANCH

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Joachim Sciard
Name: Joachim Sciard
Title: Director

By:	/s/ Diane Nott
Name: Diane Nott
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

FIFTH THIRD SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Susannah Doyle Linke
Name: Susannah Doyle Linke
Title: Managing Director, ECM

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

GOLDMAN SACHS & CO. LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

ACCEPTED as of the date
first above written

GOLDMAN SACHS & CO. LLC

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Ryan Cunn
Name: Ryan Cunn
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

HANCOCK WHITNEY INVESTMENTS SERVICES, INC.

In its capacity as Sales Agent

By:	/s/ Anthony M. Cognevich
Name: Anthony M. Cognevich
Title: Chief Compliance Officer

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

JEFFERIES LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Gregory Rinsky
Name: Gregory Rinsky
Title: Managing Director

ACCEPTED as of the date
first above written

JEFFERIES LLC

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Gregory Rinsky
Name: Gregory Rinsky
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

J.P. MORGAN SECURITIES LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Stephanie Little
Name: Stephanie Little
Title: Executive Director

ACCEPTED as of the date
first above written

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Stephanie Little
Name: Stephanie Little
Title: Executive Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

KEYBANC CAPITAL MARKETS INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Paul Hodermarksy
Name: Paul Hodermarksy
Title: Managing Director

ACCEPTED as of the date
first above written

KEYBANC CAPITAL MARKETS INC.

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Paul Hodermarksy
Name: Paul Hodermarksy
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

LOOP CAPITAL MARKETS LLC

In its capacity as Sales Agent

By:	/s/ Sidney Dillard
Name: Sidney Dillard
Title: Partner

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

MIZUHO SECURITIES USA LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ J.T. Deignan
Name: J.T. Deignan
Title: Managing Director

ACCEPTED as of the date
first above written

MIZUHO MARKETS AMERICAS LLC

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Adam Hopkins
Name: Adam Hopkins
Title: Authorized Signatory

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

MORGAN STANLEY & CO. LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Mark Campbell
Name: Mark Campbell
Title: Executive Director

ACCEPTED as of the date
first above written

MORGAN STANLEY & CO. LLC

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Mark Campbell
Name: Mark Campbell
Title: Executive Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

MUFG SECURITIES AMERICAS INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Jason J. Demark
Name: Jason J. Demark
Title: Director

ACCEPTED as of the date
first above written

MUFG SECURITIES EMEA PLC

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Geoffroy Charles
Name: Geoffroy Charles
Title: Authorised Signatory

[Signature Page to A&R Equity Distribution Agreement]

RBC CAPITAL MARKETS, LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Chris Allred
Name: Chris Allred
Title: MD, RE

ACCEPTED as of the date
first above written

ROYAL BANK OF CANADA

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Brian Ward
Name: Brian Ward
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

REGIONS SECURITIES LLC

In its capacity as Sales Agent

By:	/s/ Brit Stephens
Name: Brit Stephens
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

SCOTIA CAPITAL (USA) INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Michael Kruse
Name: Michael Kruse
Title: Head of Global Banging & Markets, U.S.

ACCEPTED as of the date
first above written

THE BANK OF NOVA SCOTIA

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Michael Kruse
Name: Michael Kruse
Title: Head of Global Banging & Markets, U.S.

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

SMBC NIKKO SECURITIES AMERICA, INC.

In its capacity as Sales Agent

By:	/s/ Michelle Petropoulos
Name: Michelle Petropoulos
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

STIFEL, NICOLAUS & COMPANY, INCORPORATED

In its capacity as Sales Agent

By:	/s/ Chad M. Gorsuch
Name: Chad M. Gorsuch
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

SYNOVUS SECURITIES, INC.

In its capacity as Sales Agent

By:	/s/ Clarke Kelly
Name: Clarke Kelly
Title: Vice President

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

TD SECURITIES (USA) LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Brad Limpert
Name: Brad Limpert
Title: Managing Director

ACCEPTED as of the date
first above written

THE TORONTO-DOMINION BANK

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Vanessa Simonetti
Name: Vanessa Simonetti
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

TRUIST SECURITIES, INC.

In its capacity as Sales Agent and Forward Seller

By:	/s/ Keith Carpenter
Name: Keith Carpenter
Title: Director

ACCEPTED as of the date
first above written

TRUIST BANK

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ J. West Riggs
Name: J. West Riggs
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

ACCEPTED as of the date
first above written

WELLS FARGO SECURITIES, LLC

In its capacity as Sales Agent and Forward Seller

By:	/s/ Elizabeth Alvarez
Name: Elizabeth Alvarez
Title: Managing Director

ACCEPTED as of the date
first above written

WELLS FARGO BANK, NATIONAL ASSOCIATION

As Forward Purchaser, solely as
the recipient and/or beneficiary of certain
representations, warranties, covenants and
indemnities set forth in this Agreement

By:	/s/ Thomas Yates
Name: Thomas Yates
Title: Managing Director

[Signature Page to A&R Equity Distribution Agreement]

EXHIBIT A

TRANSACTION NOTICE

, 20

[Bank Name]

[Address]

Attention:	[ ]
(facsimile number: [ ])

Email:	[ ]

Reference is made to the Amended and Restated Equity Distribution Agreement among Welltower Inc. (the “Company”), the Sales Agents, the Forward Sellers and the Forward Purchasers, dated as of July 30, 2021 (the “A&R Equity Distribution Agreement”). Capitalized terms used in this Transaction Notice without definition shall have the respective definitions ascribed to them in the A&R Equity Distribution Agreement. This Transaction Notice relates to [an “Issuance”](1) [a “Forward”](2). The Company confirms that all conditions to the delivery of this Transaction Notice are satisfied as of the date hereof.

[The Company confirms that it has not declared and will not declare any dividend, or caused or cause there to be any distribution, on the Common Stock if the ex-dividend date or ex-date, as applicable, for such dividend or distribution will occur during the period from, and including, the first Trading Day of the Forward Hedge Selling Period to, and including, the last Trading Day of the Forward Hedge Selling Period.](3)

The Company represents and warrants that each representation, warranty, covenant and other agreement of the Company contained in the A&R Equity Distribution Agreement [and the related Master Forward Confirmation](4) is true and correct on the date hereof, and that the Prospectus and any applicable Permitted Free Writing Prospectus, including the documents incorporated by reference therein, as of the date hereof, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Effective Date of Delivery of Transaction Notice (determined pursuant to Section 3(c)(ii) of the A&R Equity Distribution Agreement):

Number of Days in [Issuance](5) [Forward Hedge](6) Selling Period:

First Date of [Issuance](7) [Forward Hedge](8) Selling Period:

[Issuance](9) [Forward Hedge](10) Amount: $

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[Forward Hedge Selling Commission Rate: %

Forward Price Reduction Dates	Forward Price Reduction Amounts
$
$

Regular Dividend Amounts:

For any calendar quarter ending on or prior to [December 31, 20[ ]]:	$	[	]
For any calendar quarter ending after [December 31, 20[ ]]:	$	[	]](10)

[Term: [Days][Months]](11):

Floor Price (Adjustable by Company during the [Issuance](12) [Forward Hedge](13) Selling Period, and in no event less than $1.00 per share): $ per share

(1)	Insert for a Transaction Notice that relates to an “Issuance.”
(2)	Insert for a Transaction Notice that relates to a “Forward.”
(3)	Insert for a Transaction Notice that relates to a “Forward.”
(4)	Insert for a Transaction Notice that relates to a “Forward.”
(5)	Insert for a Transaction Notice that relates to an “Issuance.”
(6)	Insert for a Transaction Notice that relates to a “Forward.”
(7)	Insert for a Transaction Notice that relates to an “Issuance.”
(8)	Insert for a Transaction Notice that relates to a “Forward.”
(9)	Insert for a Transaction Notice that relates to an “Issuance.”
(10)	Insert for a Transaction Notice that relates to a “Forward.”
(11)	Insert for a Transaction Notice that relates to a “Forward.”
(12)	Insert for a Transaction Notice that relates to an “Issuance.”
(13)	Insert for a Transaction Notice that relates to a “Forward.”

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EXHIBIT B

1.    The Company is a validly existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

2.    Each subsidiary listed on Annex A is a validly existing corporation, limited liability company or limited partnership in good standing under the laws of its jurisdiction of formation as set forth opposite its name on Annex A.

3.    The Company has an authorized capitalization as set forth in the Prospectus. The Shares have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable. The Forward Hedge Shares have been duly authorized and, when issued and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

4.    The Company has all requisite corporate power to execute and deliver this Agreement, the related Master Forward Confirmations and each Supplemental Confirmation executed in connection with the related Master Forward Confirmations and to perform its obligations thereunder. The execution and delivery by the Company of this Agreement and the related Master Forward Confirmations have been duly authorized by all necessary corporate action. The Agreement and the related Master Forward Confirmations have been duly executed and delivered by the Company. The execution and delivery by the Company of Supplemental Confirmations executed in connection with the related Master Forward Confirmations have been authorized by all necessary corporate action.

5.    The execution and delivery by the Company of this Agreement, the related Master Forward Confirmations and each Supplemental Confirmation executed in connection with the related Master Forward Confirmation, and the consummation of the transactions therein contemplated, including the offer and sale of the Shares (including, without limitation, upon settlement of any Forward Contract) and the performance by the Company of its obligations under this Agreement, the related Master Forward Confirmations and each Supplemental Confirmation executed in connection with the related Master Forward Confirmation:

(i) do not and will not violate the Certificate of Incorporation or By-Laws of the Company;

(ii) based solely upon review of such agreements, do not and will not result in a breach or default under any agreement to which the Company is a party that is identified as material to the Company and its subsidiaries taken as a whole, which agreements are listed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020;

(iii) do not and will not (A) violate, or require any filing with or approval of any governmental authority or regulatory body of the State of New York or the United States of America under, any law, rule or regulation of the State of New York or the United States of America applicable to the Company that, in our experience, is generally applicable to transactions in the nature of those contemplated by this Agreement, (B) violate, or require

I-1

any filing with or approval of any governmental authority or regulatory body of the State of Delaware under, the Delaware General Corporation Law or (C) require any filing with or approval of any governmental authority or regulatory body of the United States of America under the Securities Act of 1933, as amended (the “Securities Act”), except for such filings or approvals as already have been made or obtained.

6.    Insofar as the statements in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus under the captions “Descriptions of our Capital Stock—Common Stock” purport to summarize the documents referred to therein, such statements fairly present in all material respects the information required to be disclosed under the Securities Act and the rules and regulations of the Commission relating to registration statements on Form S-3 and prospectuses. The Shares and the Forward Hedge Shares conform in all material respects to the description thereof contained in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus.

7.    The Company is not and, after giving effect to the sale of the Shares and the use of proceeds therefrom as described in the Registration Statement, the Basic Prospectus, the Prospectus and any Permitted Free Writing Prospectus, will not be an “investment company” that is required to be registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). For purposes of this paragraph (7), the term “investment company” has the meanings ascribed to such term in the Investment Company Act.

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EXHIBIT C

(a) The Company has been organized and has operated in conformity with the requirements for qualification and taxation as a REIT pursuant to sections 856 through 860 of the Code for its taxable years ended December 31, 2011 through December 31, 2020;

(b) The Company’s organization and current and proposed method of operations, if continued, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2021 and each taxable year thereafter; and

(c) The discussion contained under the caption “Taxation” in the Company’s Annual Report on Form 10-K to the extent it constitutes matters of U.S. federal income tax law or legal conclusions relating thereto, and subject to the limitations, qualifications and assumptions set forth therein, fairly and accurately summarizes in all material respects the matters set forth therein.

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Schedule A

Permitted Free Writing Prospectuses

None.

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Schedule B

Sales Agent Compensation

The compensation to a Sales Agent, as an agent of the Company, for the sale of the shares shall not exceed 1.50% of the Sales Price of Issuance Shares sold during a Selling Period.

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Schedule C

Forward Hedge Selling Commission Rate

The Forward Hedge Selling Commission Rate means a rate mutually agreed to between the Company and a Forward Seller, not to exceed 1.50%.

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ANNEX I

Robert W. Baird & Co. Incorporated 777 E. Wisconsin Avenue Milwaukee, Wisconsin 53202

Bank of America, N.A. c/o BofA Securities, Inc. One Bryant Park New York, New York 10036	BofA Securities, Inc. One Bryant Park New York, New York 10036

The Bank of New York Mellon 240 Greenwich Street New York, New York 10286	BNY Mellon Capital Markets, LLC 240 Greenwich Street New York, New York 10286

Barclays Bank PLC 5 The North Colonnade Canary Wharf, London E14 4BB	Barclays Capital Inc. 745 Seventh Avenue New York, New York 10019

Bank of Montreal 55 Bloor Street West, 18th Floor Toronto, Ontario, M4W 1A5, Canada	BMO Capital Markets Corp. 3 Times Square, 25th Floor New York, New York 10036

BOK Financial Securities, Inc. 499 W. Sheridan Avenue, Suite 2500 Oklahoma City, Oklahoma 73102

BNP Paribas 787 Seventh Avenue New York, New York 1001	BNP Paribas Securities Corp. 787 Seventh Avenue New York, New York 1001

Capital One Securities, Inc. 201 St. Charles Ave, Suite 1830 New Orleans, Louisiana 70170

Citibank, N.A. 390 Greenwich Street New York, New York 10013	Citigroup Global Markets Inc. 388 Greenwich Street New York, New York 10013

Comerica Securities, Inc. 3551 Hamlin Road MC 7476 Auburn Hills. Michigan 48326

Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as Agent 1301 Avenue of the Americas New York, New York 10019	Credit Agricole Securities (USA) Inc. 1301 Avenue of the Americas New York, New York 10019

Deutsche Bank AG, London Branch c/o Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005	Deutsche Bank Securities Inc. 60 Wall Street New York, New York 10005

Fifth Third Securities, Inc. 424 Church Street Nashville, TN 37219

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Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Goldman Sachs & Co. LLC 200 West Street New York, New York 10282

Hancock Whitney Investment Services, Inc. 701 Poydras St., Suite 3100 New Orleans, Louisiana 70139

Jefferies LLC 520 Madison Avenue New York, New York 10022	Jefferies LLC 520 Madison Avenue New York, New York 10022

JPMorgan Chase Bank, National Association 25 Bank Street Canary Wharf London E14 5JP United Kingdom	J.P. Morgan Securities LLC 383 Madison Avenue New York, New York 10179

KeyBanc Capital Markets Inc. 127 Public Square Cleveland, Ohio 44114	KeyBanc Capital Markets Inc. 127 Public Square Cleveland, Ohio 44114

Loop Capital Markets LLC 111 West Jackson Boulevard, Suite 1901 Chicago, Illinois 60604 USA

Mizuho Markets Americas LLC c/o Mizuho Securities USA LLC 1271 Avenue of the Americas New York, NY 10020	Mizuho Securities USA LLC 1271 Avenue of the Americas New York, NY 10020

Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036	Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036

MUFG Securities EMEA plc Ropemaker Place, 25 Ropemaker Street London, EC2Y 9AJ	MUFG Securities Americas Inc. 1221 Avenue of the Americas Inc. New York, New York 10020

Royal Bank of Canada c/o RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281	RBC Capital Markets, LLC 200 Vesey Street New York, New York 10281

Regions Securities LLC 615 S College St, Suite 600 Charlotte, North Carolina 28202

The Bank of Nova Scotia 44 King Street West Central Mail Room Toronto, Ontario, Canada M5H 1H1	Scotia Capital (USA) Inc. 250 Vesey Street, 24th Floor New York, New York 10281

SMBC Nikko Securities America, Inc. 277 Park Avenue New York, New York 10172

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Stifel, Nicolaus & Company, Incorporated 501 North Broadway, Saint Louis, Missouri 63102

Synovus Securities, Inc. 800 Shades Creek Parkway, Suite 350 Birmingham, Alabama 35209

The Toronto-Dominion Bank TD Bank Tower Toronto-Dominion Centre Toronto, Ontario, MK5 1A2, Canada	TD Securities (USA) LLC 1 Vanderbilt Avenue New York, New York 10017

Truist Bank 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326	Truist Securities, Inc. 3333 Peachtree Road NE, 11th Floor Atlanta, Georgia 30326

Wells Fargo Bank, National Association 500 West 33rd Street New York, New York 10001	Wells Fargo Securities, LLC 500 West 33rd Street New York, New York 10001

As Forward Purchasers	Sales Agents and Forward Sellers

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